UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                         ------------------------------

                         PLANETLINK COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)


        Georgia                       000-31763                  58-2466623
(State of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

                               1415 Bookhout Drive
                             Cumming, Georgia 30041

           (Address of principal executive office, including zip code)

                                 (678) 455-7075
                     (Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events

      On November 3, 2005, Planetlink Communications, Inc. (the "Company") issued a press release regarding its annual meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:


Exhibit No.   Description
-----------   -----------
  99.1        Press release, dated November 3, 2005, issued by Planetlink
              Communications, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                Planetlink Communications, Inc.

                                By: /s/ Mary Hitt
                                    ------------------------------
                                        Mary Hitt
                                        Comptroller


Date:  November 3, 2005